Global Atlantic Portfolios

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

(the “Portfolio”)

(a series of Forethought Variable Insurance Trust)

Class I, II and III shares

Supplement dated September 27, 2021

to the Prospectus dated May 1, 2021, as supplemented to date

(the “Prospectus”)

I.         The Bloomberg Barclays fixed income benchmark indices were renamed in connection with the rebranding of the indices as the “Bloomberg Fixed Income Indices.” Accordingly, effective immediately all references in the Prospectus to the Bloomberg Barclays U.S. Aggregate Bond Index are deleted and replaced with Bloomberg U.S. Aggregate Bond Index.

II.     Michael Swell will be retiring from Goldman Sachs on December 31, 2021. As a result, effective October 1, 2021, Mr. Swell will no longer serve as a portfolio manager for the Portfolio. Accordingly, effective October 1, 2021, all references to Mr. Swell in the Prospectus are deleted in their entirety. Ashish Shah will continue to serve as portfolio manager for the Portfolio. In addition, effective October 1, 2021, Ronald Arons will serve as a portfolio manager for the Portfolio.

A.  The information under the heading “PORTFOLIO SUMMARY: Global Atlantic Goldman Sachs Core Fixed Income Portfolio – MANAGEMENT,” is updated to include the following row in the table below the row for Mr. Shah:

Ronald Arons, CFA	Managing Director, Portfolio Manager of GSAM	October 1, 2021

B.          Under the heading “MANAGEMENT – PORTFOLIO MANAGERS,” the following is added:

Ronald Arons, CFA, Managing Director of GSAM

Mr. Arons is a portfolio manager in Goldman Sachs Asset Management (GSAM), responsible for core, long duration and other multi-sector fixed income strategies. He joined Goldman Sachs as a managing director in 2010. Prior to joining the firm, Mr. Arons worked for 16 years at J.P. Morgan Asset Management, where he was a managing director responsible for the management and distribution of a broad range of fixed income products. Before that, he worked at MetLife for seven years as a trader and portfolio manager. Mr. Arons earned a BBA in Accounting from The George Washington University and an MBA from the Stern School of Business at New York University. He is a CFA charterholder.

This Supplement and the Summary Prospectus, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

FVIT-1067_092721

Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

(each a series of Forethought Variable Insurance Trust)

Class I, II and III shares

Supplement dated September 27, 2021

to the Statement of Additional Information (the “SAI”)

dated May 1, 2021, as supplemented to date

I.         The Bloomberg Barclays fixed income benchmark indices were renamed in connection with the rebranding of the indices as the “Bloomberg Fixed Income Indices.” Accordingly, effective immediately, all references in the SAI to the Bloomberg Barclays U.S. Aggregate Bond Index are deleted and replaced with Bloomberg U.S. Aggregate Bond Index and the reference to the Bloomberg Barclays U.S. TIPS 0-5 Years Index is deleted and replaced with Bloomberg U.S. TIPS 0-5 Years Index.

II.      Michael Swell will be retiring from Goldman Sachs December 31, 2021. As a result, effective October 1, 2021, Mr. Swell will no longer serve as a portfolio manager for the Global Atlantic Goldman Sachs Core Fixed Income Portfolio (the “Portfolio”). Accordingly, effective October 1, 2021 all references to Mr. Swell in the SAI are deleted in their entirety. Ashish Shah will continue to serve as portfolio manager for the Portfolio. In addition, effective October 1, 2021, Ronald Arons will serve as a portfolio manager for the Portfolio.

A.       Under the heading “PORTFOLIO MANAGERS,” the fifth sentence of the first paragraph is deleted and replaced with the following:

Ashish Shah and Ronald Arons are the portfolio managers and are responsible for the day-to-day management of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio.

B.       The information under the heading “PORTFOLIO MANAGERS – GSAM,” is updated to include the following:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee

Ronald Arons, CFA*
Registered Investment Cos.	25	$7.21 billion	0	N/A
Other Pooled Investment Vehicles	31	$10.9 billion	7	$703 million
Other Accounts	5,437	$296.1 billion	7	$1.93 billion

* Information is as of June 30, 2021.

C.          Under the heading “PORTFOLIO MANAGERS – OWNERSHIP OF SECURITIES,” the sentence is deleted and replaced with the following:

The portfolio managers, except Mr. Arons, do not own shares of the Portfolios they manage as of December 31, 2020.  Mr. Arons does not own shares of the Portfolio he manages as of August 31, 2021.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

FVIT-1066_092721